AMENDMENT TO SECURITY AGREEMENT DATED FEBRUARY 24, 2010

IT IS, ON THIS 2nd DAY OF FEBRUARY, 2012, HEREBY AGREED by and between Secured Party, STATE BANK OF INDIA, NEW YORK BRANCH (“SBI”), 460 Park Avenue, New York, NY 10022, and JUBILANT CADISTA PHARMACEUTICALS INC.(“Debtor”), a Delaware corporation formerly known as Cadista Pharmaceuticals Inc., and Jubilant Pharmaceuticals Inc., 207 Kiley Drive, Salisbury, MD 21801,

WHEREAS Debtor, SBI, Bank of Baroda (“BOB”), a Participating Lender, et al, entered into certain written documentation on or about September 22, 2006, evidencing the grant of various credit facilities to Debtor by SBI and BOB, including a Security Agreement, and

WHEREAS said documentation was amended to the extent set forth in a written Amendment of September 25,2007, and

WHEREAS the said parties agreed to a continuation and enhancement of certain credit facilities pursuant to written documentation, including, among others, a Credit Modification Agreement dated February 24, 2010 and a continued Security Agreement of same date, and

WHEREAS all facilities owed by Debtor to Bank of Baroda have been fully repaid, and

WHEREAS Debtor has requested SBI to cede a pari passu charge over Debtor’s current assets to a new proposed working capital lender, which SBI has agreed to, subject to the below requirements, and

WHEREAS SBI has been presented with an Inter Creditor Agreement from the proposed new lender, ICICI Bank Limited, New York Branch (“ICICI”), and

WHEREAS Debtor has requested that SBI’s facilities be continued, and requested certain other changes, which SBI has agreed to, and

WHEREAS Debtor expressly warrants and represents to SBI that it is not in default of any term, condition, covenant, etc., in the said Credit Modification Agreement as amended, the Security Agreement, and/or any other document evidencing the grant of credit facilities as modified, enhanced, and extended.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is expressly acknowledged, the parties hereby agree as follows:

1.          SBI consents to ceding a pari passu charge to ICICI, subject to a finalized, signed Inter Creditor Agreement, acceptable to SBI in all respects, copy of which will be attached hereto and made a part hereof.

2.          Sections 1 (Grant of Security Interest), 5 (Collections), 6 (Possession, Sale of Collateral), 8 (Application of Proceeds), 19 (Continuing Lien) of the said Security Agreement dated February 24, 2010, shall, if necessary, be amended ONLY to reflect the terms and conditions of the said Inter Creditor Agreement, wherever those terms and conditions may be applicable. The Security Agreement dated February 24, 2010, as amended by this agreement and as may be further amended from time to time, is subject to the terms and conditions of the Inter Creditor Agreement between the parties hereto, ICICI and the other party thereto.

3.          All other terms, conditions, covenants, representations, warranties, etc. contained in the said Security Agreement of February 24, 2010 shall remain in full force and effect, and fully incorporated herein.

4.          This Amendment shall be fully binding on the parties hereto, and their respective heirs, successors and assigns. It constitutes the full, final and entire agreement of the parties hereto, and can only be modified, changed, amended in any way, by a writing signed by both parties. This Amendment shall be governed, construed and enforced under New York law, in the State and federal Courts of New York, or in any Court of competent jurisdiction where the collateral or any part thereof may be located. Any alleged defense of lack of personal jurisdiction, improper venue, inconvenient forum, etc. are expressly waived BEING FULLY AWARE OF THE CONSEQUENCES, THE PARTIES HERETO, AND EACH OF THEM, WAIVE TO THE FULLEST EXTENT OF THE LAW, THEIR RIGHT TO TRIAL BY JURY OF ANY DISPUTES ARISING HEREIN.

5.          This Amendment may be signed in counterparts, each being considered one and the same original. Faxed or scanned signatures are acceptable as originals for purposes of this Amendment

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Security Agreement as of the date first indicated.

SECURED PARTY:

STATE BANK OF INDIA, NEW YORK BRANCH

By :	/s/ Lakshmi Srinivas

Name: Lakshmi Srinivas

Title:   Vice President (Credit)

DEBTOR:

JUBILANT CADISTA PHARMACEUTICALS INC.

By:	/s/ Kamal Mandan

Name: Kamal Mandan

Title:   Secretary and Treasurer

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)	ss

On the 2nd day of February, 2012, before me personally came LAKSHMI SRINIVAS, personally known to me or proved to me on the basis of satisfactory evidence, to be the individual whose name is subscribed to the within instrument, and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

STATE OF MARYLAND	)
COUNTY OF WICOMICO	)	ss

On the 2nd day of February, 2012, before me personally came KAMAL MANDAN, personally known to me or proved to me on the basis of satisfactory evidence, to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

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